UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22369

Western Asset Mortgage Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2014

WESTERN ASSET

MORTGAGE DEFINED OPPORTUNITY FUND INC. (DMO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Mortgage Defined Opportunity Fund Inc. for the six-month reporting period ended June 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

July 31, 2014

II	Western Asset Mortgage Defined Opportunity Fund Inc.

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. At the beginning of the six months ended June 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the initial reading for second quarter GDP growth, released after the reporting period ended, was 4.0%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including increased private inventory investment and exports, as well as an acceleration in personal consumption expenditures and an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014, and slipped to 55.3 in June, with fifteen of the eighteen industries within the PMI expanding.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment then ticked up to 6.7% in February and held steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May. The labor market then gathered additional momentum in June, as the unemployment rate fell to 6.1%, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% from May through June 2014, matching the lowest level since 1978. The number of longer-term unemployed, however, declined, as 32.8% of the 9.5 million Americans looking for work in June 2014 had been out of work for more than six months. In contrast, 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

Western Asset Mortgage Defined Opportunity Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next four meetings (January, March, April and June 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on July 30, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in August, it will buy a total of $25 billion per month ($10 billion per month of agency MBS and $15 billion per month of longer-term Treasuries).

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.38%. It fell as low as 0.30% in early February 2014, and was as high as 0.51% on June 17, 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 3.04%, its peak for the period. The ten-year Treasury fell as low as 2.44% on May 28, 2014 and ended the period at 2.53%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period, rallying, in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March as interest rates moved higher. However, the reporting period ended on an upbeat note as the spread sectors generated positive results from April through June. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 3.93% during the six months ended June 30, 2014.

Q. How did the commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”) perform during the reporting period?

A. Both CMBS and RMBS generated positive results during the six months ended June 30, 2014. Demand was solid overall as investors looked for incremental yield in the

IV	Western Asset Mortgage Defined Opportunity Fund Inc.

low interest rate environment. Also benefiting the sectors was generally declining rising interest rates. Over the six months reporting period, CMBS, as measured by the Barclays CMBS Index,vi gained 2.62%. RMBS, as measured by the Barclays U.S. Mortgage-Backed Securities Index,vii performed even better, returning 4.03% over the same period.

Performance review

For the six months ended June 30, 2014, Western Asset Mortgage Defined Opportunity Fund Inc. returned 11.75% based on its net asset value (“NAV”)viii and 10.31% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Indexix, returned 2.53% for the same period. The Lipper U.S. Mortgage Closed-End Funds Category Averagex returned 8.44% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.91 per share. As of June 30, 2014, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2014 (unaudited)
Price Per Share	6-Month Total Return**
$25.62 (NAV)	11.75	%†
$24.60 (Market Price)	10.31	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “DMO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XDMOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press

*	This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Western Asset Mortgage Defined Opportunity Fund Inc.	V

Investment commentary (cont’d)

release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Mortgage Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

July 31, 2014

RISKS: The Fund’s investments are subject to liquidity risk, credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in securities backed by subprime or distressed mortgages which involve a higher degree of risk and chance of loss. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is not guaranteed by the U.S. government, the U.S. Treasury or any government agency.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Mortgage Defined Opportunity Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Barclays CMBS Index measures the performance of the commercial mortgage-backed securities market.

vii

The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

The BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Index tracks the performance of U.S. dollar-denominated investment grade floating-rate asset-backed securities collateralized by home equity loans publicly issued in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least one year remaining to final stated maturity, a floating-rate coupon, and an original deal size for the collateral group of at least $250 million.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

Western Asset Mortgage Defined Opportunity Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2014 and December 31, 2013. This bar graph does not include derivatives, such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — June 30, 2014

Total Spread Duration
DMO	— 4.34 years
Benchmark	— 3.87 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset-Backed Securities Index
DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
HY	— High Yield

2	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2014

Total Effective Duration
DMO	— 4.03 years
Benchmark	— 0.05 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset-Backed Securities Index
DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
HY	— High Yield

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2014

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — 126.1%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	$1,304,588	$1,041,323
Accredited Mortgage Loan Trust, 2003-3 A1	5.210%	1/25/34	1,396,881	1,363,939
ACE Securities Corp., 2003-NC1 M2	3.002%	7/25/33	335,380	221,466	(a)
AFC Home Equity Loan Trust, 2003-3 1A	0.902%	10/25/30	2,333,166	2,044,269	(a)(b)
American Home Mortgage Assets, 2005-2 2A1A	3.063%	1/25/36	1,849,551	1,312,824	(a)(c)
American Home Mortgage Assets, 2006-4 1A12	0.362%	10/25/46	2,953,198	1,954,973	(a)(c)
American Home Mortgage Investment Trust, 2005-1 6A	2.322%	6/25/45	130,824	128,362	(a)(c)
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.602%	9/25/35	381,959	253,993	(a)(b)(c)
American Home Mortgage Investment Trust, 2007-2 11A1	0.382%	3/25/47	1,427,228	932,332	(a)(c)
American Home Mortgage Investment Trust, 2007-2 2A	0.552%	3/25/47	13,443,001	1,880,817	(a)
American Home Mortgage Investment Trust, 2007-A 4A	0.600%	7/25/46	2,770,415	1,115,369	(a)(b)
Ameriquest Mortgage Securities Inc., 2002-4 M3	5.402%	2/25/33	2,076,767	1,795,718	(a)
Ameriquest Mortgage Securities Inc., 2002-D M1	3.900%	2/25/33	2,220,000	1,673,549	(a)
Argent Securities Inc., 2005-W5 A2D	0.472%	1/25/36	4,623,357	3,132,856	(a)
Argent Securities Inc., 2006-M2 A2B	0.262%	9/25/36	3,856,679	1,575,868	(a)
Argent Securities Inc., 2006-M2 A2C	0.302%	9/25/36	2,661,758	1,090,976	(a)
Argent Securities Inc., 2006-M2 A2D	0.392%	9/25/36	702,517	290,722	(a)
Argent Securities Inc., 2006-M3 A2C	0.312%	10/25/36	4,332,174	2,013,633	(a)
ARM Trust, 2005-05 1A1	2.646%	9/25/35	357,726	292,770	(a)(c)
ARM Trust, 2005-07 2A21	2.586%	10/25/35	1,040,000	956,395	(a)(c)
ARM Trust, 2005-10 1A21	2.705%	1/25/36	448,936	394,133	(a)(c)
ARM Trust, 2005-12 5A1	0.402%	3/25/36	453,221	299,453	(a)(c)
Asset-Backed Funding Certificates, 2005-HE1 M2	0.812%	3/25/35	2,730,567	2,136,718	(a)
Banc of America Alternative Loan Trust, 2005-9 1CB5, IO	4.948%	10/25/35	7,855,380	1,058,159	(a)
Banc of America Funding Corp., 2004-B 6A1	2.224%	12/20/34	666,650	470,715	(a)(c)
Banc of America Funding Corp., 2004-C 3A1	2.837%	12/20/34	976,711	926,841	(a)(c)
Banc of America Funding Corp., 2006-D 2A1	2.500%	5/20/36	160,083	118,573	(a)(c)
Banc of America Funding Corp., 2006-D 6A1	5.334%	5/20/36	1,798,400	1,575,858	(a)(c)
Banc of America Funding Corp., 2006-F 1A1	2.625%	7/20/36	812,513	809,233	(a)(c)
Banc of America Funding Corp., 2006-H 3A1	2.877%	9/20/46	206,674	168,253	(a)(c)
Bayview Financial Acquisition Trust, 2007-A 2A	0.500%	5/28/37	1,884,059	1,425,403	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M1	0.952%	3/25/37	4,577,799	3,863,525	(a)(b)(d)
Bayview Financial Asset Trust, 2007-SR1A M2	1.052%	3/25/37	5,573,288	4,570,096	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M3	1.302%	3/25/37	2,525,056	1,843,291	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M4	1.652%	3/25/37	544,976	354,234	(a)(b)
BCAP LLC Trust, 2009-RR4 8A2	2.937%	9/26/35	2,488,211	1,910,028	(a)(b)(c)
BCAP LLC Trust, 2010-RR06 4A13	2.944%	9/26/35	2,027,803	1,545,467	(a)(b)(c)
BCAP LLC Trust, 2010-RR10 2A7	2.477%	12/27/34	5,054,762	4,451,567	(a)(b)(c)

See Notes to Financial Statements.

4	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
BCAP LLC Trust, 2012-RR2 5A15	6.471%	2/26/36	$3,250,000	$3,034,416	(a)(b)(c)
Bear Stearns Alt-A Trust, 2005-2 2A4	2.570%	4/25/35	219,649	212,663	(a)(c)
Bear Stearns Alt-A Trust, 2005-3 4A3	2.448%	4/25/35	444,783	429,152	(a)(c)
Bear Stearns Alt-A Trust, 2005-9 25A1	2.443%	11/25/35	547,743	438,771	(a)(c)
Bear Stearns Alt-A Trust, 2006-2 23A1	2.655%	3/25/36	2,019,152	1,510,681	(a)(c)
Bear Stearns Asset-Backed Securities Trust, 2003-SD2 1A	3.578%	6/25/43	87,290	87,806	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-CL1 A1	0.629%	9/25/34	156,412	150,223	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-HE2 1A2	0.322%	3/25/37	2,453,410	2,210,277	(a)
Bear Stearns Mortgage Funding Trust, 2007-AR5 2A1	0.332%	6/25/37	2,419,462	2,084,204	(a)(c)
Centex Home Equity Loan Trust, 2004-D MV1	0.772%	9/25/34	1,495,847	1,332,985	(a)
Chase Mortgage Finance Corp., 2005-A2 1A5	2.511%	1/25/36	2,339,175	2,234,742	(a)(c)
Chase Mortgage Finance Corp., 2006-S3 2A1	5.500%	11/25/21	336,325	291,583	(c)
Chaseflex Trust, 2005-2 3A3, IO	5.348%	6/25/35	16,055,748	2,338,150	(a)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.442%	10/25/35	1,499,963	1,408,408	(a)(b)(c)
Chevy Chase Mortgage Funding Corp., 2006-2A A1	0.282%	4/25/47	277,720	210,822	(a)(b)(c)
Citicorp Mortgage Securities Inc., 2007-8 B1	5.945%	9/25/37	4,787,395	2,620,060	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2003-HE4 A	0.562%	12/25/33	6,703	6,703	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2004-HYB3 1A	2.604%	9/25/34	223,885	227,543	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2004-UST1 A2	1.990%	8/25/34	135,396	133,402	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2005-05	1.908%	8/25/35	294,896	235,218	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	2.772%	12/25/35	404,467	327,080	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR5 2A1A	2.679%	7/25/36	646,889	418,081	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2007-06 1A1A	2.175%	3/25/37	544,581	405,099	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2007-AR8 1A1A	2.681%	8/25/47	568,507	465,771	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2014-6 3A3	3.539%	11/25/35	4,000,000	2,472,972	(a)(b)(d)
Connecticut Avenue Securities, 2013-C01 M2	5.402%	10/25/23	2,610,000	3,147,590	(a)(c)
Countrywide Alternative Loan Trust, 2003-10CB M	5.659%	5/25/33	3,084,016	2,289,493	(a)(c)
Countrywide Alternative Loan Trust, 2005-03CB 1A6, IO	6.998%	3/25/35	914,142	159,497	(a)
Countrywide Alternative Loan Trust, 2005-07CB 1A3, IO	6.448%	4/25/35	2,350,961	306,611	(a)
Countrywide Alternative Loan Trust, 2005-11CB 3A3, IO	4.848%	6/25/35	4,617,500	574,837	(a)
Countrywide Alternative Loan Trust, 2005-14 3A1	2.333%	5/25/35	473,505	329,468	(a)(c)
Countrywide Alternative Loan Trust, 2005-27 2A1	1.473%	8/25/35	3,546,314	2,759,025	(a)(c)
Countrywide Alternative Loan Trust, 2005-27 2A3	1.683%	8/25/35	2,850,890	2,461,636	(a)(c)
Countrywide Alternative Loan Trust, 2005-36 4A1	2.448%	8/25/35	1,179,802	1,049,578	(a)(c)
Countrywide Alternative Loan Trust, 2005-50CB 1A1	5.500%	11/25/35	643,472	616,294	(c)
Countrywide Alternative Loan Trust, 2005-J04 M2	0.792%	7/25/35	4,003,056	3,534,955	(a)(c)
Countrywide Alternative Loan Trust, 2005-J10 1A1	0.652%	10/25/35	294,090	232,917	(a)(c)
Countrywide Alternative Loan Trust, 2006-39CB 1A7	5.248%	1/25/37	23,221,369	3,465,708	(a)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Countrywide Alternative Loan Trust, 2006-HY10 1A1	2.067%	5/25/36	$892,072	$697,641	(a)(c)
Countrywide Alternative Loan Trust, 2006-J8 A5	6.000%	2/25/37	186,048	147,280	(c)
Countrywide Alternative Loan Trust, 2007-23CB A4, IO	6.348%	9/25/37	13,021,844	3,060,114	(a)
Countrywide Alternative Loan Trust, 2007-3T1 2A1	6.000%	3/25/27	763,029	711,424	(c)
Countrywide Asset-Backed Certificates, 2005-13 3AV4	0.490%	4/25/36	814,320	740,034	(a)
Countrywide Asset-Backed Certificates, 2006-S3 A2	6.085%	6/25/21	102,975	102,571	(c)
Countrywide Asset-Backed Certificates, 2006-S7 A3	5.712%	11/25/35	653,302	629,882	(a)(c)
Countrywide Asset-Backed Certificates, 2006-S9 A3	5.728%	8/25/36	260,457	255,718	(a)(c)
Countrywide Asset-Backed Certificates, 2006-SD2 1A1	0.502%	5/25/46	253,298	241,847	(a)(b)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.482%	7/25/36	1,926,216	1,452,161	(a)(b)
Countrywide Asset-Backed Certificates, 2007-8 M1	0.422%	11/25/37	9,000,000	165,002	(a)
Countrywide Asset-Backed Certificates, 2007-SE1 1A1	0.700%	5/25/47	1,186,329	678,420	(a)(b)
Countrywide Home Equity Loan Trust, 2004-L 2A	0.432%	2/15/34	145,658	121,359	(a)(c)
Countrywide Home Equity Loan Trust, 2005-E 2A	0.372%	11/15/35	217,904	186,396	(a)(c)
Countrywide Home Loans, 2004-16 1A3A	0.912%	9/25/34	1,590,537	1,533,350	(a)(c)
Countrywide Home Loans, 2005-11 3A3	2.488%	4/25/35	940,116	692,791	(a)(c)
Countrywide Home Loans, 2005-11 6A1	0.752%	3/25/35	81,040	73,418	(a)(c)
Countrywide Home Loans, 2005-18 A7	19.107%	10/25/35	50,133	63,894	(a)(c)
Countrywide Home Loans, 2005-HYB7 1A1	2.905%	11/20/35	1,128,676	960,112	(a)(c)
Countrywide Home Loans, 2005-HYB9 1A1	2.423%	2/20/36	339,478	282,788	(a)(c)
Countrywide Home Loans, 2005-R2 1AF2	0.492%	6/25/35	1,411,068	995,657	(a)(b)
Countrywide Home Loans, 2006-HYB4 3B	2.549%	6/20/36	1,698,850	1,414,381	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.383%	11/25/34	365,738	311,324	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-02 2A1	0.472%	3/25/35	161,138	145,980	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-07 2A1	0.772%	3/25/35	345,012	319,896	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.452%	5/25/35	199,135	175,780	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HY10 1A1	2.963%	2/20/36	360,507	307,369	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HYB6 1A1	2.411%	10/20/35	1,283,985	1,023,499	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.512%	3/25/35	764,517	689,114	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R2 2A3	8.000%	6/25/35	168,336	177,223	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1	0.402%	3/25/36	723,646	614,639	(a)(c)

See Notes to Financial Statements.

6	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.802%	11/25/31	$90,095	$79,478	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2005-10 03A3	5.500%	11/25/35	824,294	727,766	(c)
Credit Suisse Mortgage Capital Certificates, 2006-8 2A1	5.500%	10/25/21	1,296,000	1,255,174	(c)
Credit Suisse Mortgage Capital Certificates, 2009-05R 2A3	2.205%	7/26/49	4,000,000	3,101,768	(a)(b)(c)
Credit Suisse Mortgage Capital Certificates, 2009-15R 2A2	5.621%	10/26/36	4,748,792	3,532,968	(a)(b)(c)
Credit-Based Asset Servicing and Securitization LLC, 2003-RP1 M1	1.702%	3/25/33	2,507,475	2,397,282	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 2006-SL1 A3	0.590%	9/25/36	4,857,125	1,139,195	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	2,587,000	2,755,949	(b)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2006-AR1 2A1	2.875%	2/25/36	395,675	303,552	(a)(c)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2007-1 2A1	0.250%	8/25/37	541,695	398,998	(a)(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR1 2A1B	0.475%	3/19/45	2,334,619	1,516,223	(a)(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.365%	3/19/45	550,995	503,089	(a)(c)
EMC Mortgage Loan Trust, 2002-AA A1	1.092%	5/25/39	161,435	154,111	(a)(b)
EMC Mortgage Loan Trust, 2006-A A1	0.602%	12/25/42	1,243,385	1,172,795	(a)(b)
Federal National Mortgage Association (FNMA), 2012-134, IO	5.998%	12/25/42	6,785,246	1,517,596	(a)(e)
First Horizon Alternative Mortgage Securities, 2005-AA6 3A1	2.206%	8/25/35	1,508,092	1,357,155	(a)(c)
First Horizon Alternative Mortgage Securities, 2006-FA6 2A1, PAC-11	6.250%	11/25/36	226,146	192,789	(c)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.522%	2/25/37	513,290	322,683	(a)(c)
First Horizon Mortgage Pass-Through Trust, 2005-AR4 2A1	2.583%	10/25/35	923,856	821,794	(a)(c)
First Republic Mortgage Loan Trust, 2000-FRB2 A1	0.652%	11/15/30	313,108	319,089	(a)(c)
Fremont Home Loan Trust, 2006-B 2A2	0.252%	8/25/36	852,803	377,929	(a)
Fremont Home Loan Trust, 2006-B 2A4	0.392%	8/25/36	1,030,526	467,595	(a)
Government National Mortgage Association (GNMA), 2013-010 AI, IO	3.500%	1/20/43	4,172,005	952,477	(e)
Green Tree Mortgage Loan Trust, 2005-HE1 M6	1.502%	12/25/32	1,220,347	1,067,488	(a)(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.412%	10/25/45	732,907	655,726	(a)(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.362%	4/25/36	4,259,364	3,284,984	(a)(c)
Greenpoint Mortgage Funding Trust, 2006-AR6 A4	0.492%	10/25/46	5,975,636	2,731,965	(a)
GS Mortgage Securities Corp. II, 2000-1A A	0.853%	3/20/23	115,277	111,520	(a)(b)(c)
GSAA Home Equity Trust, 2005-R1 1A2, IO	4.848%	4/25/35	5,180,335	549,116	(a)(b)
GSAMP Trust, 2004-SEA2 M2	1.402%	3/25/34	6,200,000	5,708,848	(a)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
GSAMP Trust, 2007-FM1 A2C	0.322%	12/25/36	$2,175,746	$1,210,428	(a)(c)
GSAMP Trust, 2007-FM1 A2D	0.402%	12/25/36	3,593,140	2,024,026	(a)(c)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	776,962	820,218	(a)(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.292%	6/25/34	301,275	275,738	(a)(b)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.612%	2/25/35	227,236	198,945	(a)(b)(c)(d)
GSMPS Mortgage Loan Trust, 2005-RP1 1A3	8.000%	1/25/35	180,736	192,924	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1A4	8.500%	1/25/35	123,140	134,212	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.502%	1/25/35	369,939	313,802	(a)(b)(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	685,091	693,879	(b)
GSMPS Mortgage Loan Trust, 2006-RP1 1A3	8.000%	1/25/36	124,695	130,720	(b)
GSR Mortgage Loan Trust, 2005-AR4 2A1	2.705%	7/25/35	525,118	476,172	(a)(c)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.679%	10/25/35	208,221	187,147	(a)(c)
GSR Mortgage Loan Trust, 2006-09F 5A2, IO	6.398%	10/25/36	1,012,065	174,025	(a)
GSR Mortgage Loan Trust, 2006-10F 4A2, IO	6.498%	1/25/37	1,895,312	443,122	(a)
GSRPM Mortgage Loan Trust, 2007-1 A	0.552%	10/25/46	2,490,591	1,881,786	(a)(b)
HarborView Mortgage Loan Trust, 2006-02	2.686%	2/25/36	69,559	55,904	(a)(c)
Home Equity Mortgage Trust, 2006-1 A3, IO	0.650%	5/25/36	3,500,000	362,203	(a)
Homestar Mortgage Acceptance Corp., 2004-1 M1	0.947%	3/25/34	2,668,018	2,290,779	(a)(c)
Homestar Mortgage Acceptance Corp., 2004-3 M3	1.752%	7/25/34	683,956	501,458	(a)(c)
Homestar Mortgage Acceptance Corp., 2004-6 M4	1.352%	1/25/35	2,448,000	2,334,099	(a)(c)
Homestar Mortgage Acceptance Corp., 2004-6 M7	2.102%	1/25/35	1,132,859	911,514	(a)(c)
HSI Asset Loan Obligation Trust, 2007-AR1 4A1	5.063%	1/25/37	398,187	344,137	(a)(c)
IMC Home Equity Loan Trust, 1998-1 A5	7.450%	6/20/29	1,409,270	1,436,856
Impac CMB Trust, 2004-8 1A	0.872%	10/25/34	651,764	572,254	(a)(c)
IMPAC Secured Assets Corp., 2007-1 A2	0.312%	3/25/37	824,971	663,096	(a)(c)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.670%	3/25/31	113,585	94,944	(a)
Indymac INDA Mortgage Loan Trust, 2005-AR2 1A1	2.621%	1/25/36	206,488	197,076	(a)(c)
Indymac INDB Mortgage Loan Trust, 2005-1 A1	0.452%	11/25/35	2,084,131	1,278,767	(a)
Indymac Index Mortgage Loan Trust, 2004-AR13 1A1	2.461%	1/25/35	143,540	135,374	(a)(c)
Indymac Index Mortgage Loan Trust, 2004-AR15 1A1	2.591%	2/25/35	219,447	188,176	(a)(c)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	4.574%	9/25/35	163,455	146,492	(a)(c)
Indymac Index Mortgage Loan Trust, 2006-AR07 5A1	2.652%	5/25/36	644,994	521,902	(a)(c)
Indymac Index Mortgage Loan Trust, 2006-AR09 3A3	4.406%	6/25/36	963,639	937,132	(a)(c)
Indymac Index Mortgage Loan Trust, 2006-AR11 1A1	2.696%	6/25/36	626,910	477,606	(a)(c)
Indymac Index Mortgage Loan Trust, 2006-AR25 4A3	2.706%	9/25/36	2,667,148	1,592,311	(a)(c)
Indymac Index Mortgage Loan Trust, 2007-AR05 2A1	2.659%	5/25/37	2,993,084	2,232,631	(a)(c)
Indymac Index Mortgage Loan Trust, 2007-AR07 1A1	2.783%	11/25/37	42,324	40,692	(a)(c)
Indymac Index Mortgage Loan Trust, 2007-AR07 2A1	2.035%	6/25/37	338,407	261,589	(a)(c)

See Notes to Financial Statements.

8	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	4.426%	8/25/37	$364,155	$307,866	(a)(c)
Indymac Residential Asset-Backed Trust, 2006-H4 A1	0.292%	3/25/37	2,103,214	1,717,830	(a)(c)
Irwin Home Equity, 2005-C 1M4	6.750%	4/25/30	608,152	513,491
Jefferies & Co., 2009-R2 5A	3.254%	1/26/36	1,610,394	1,602,019	(a)(b)(c)
Jefferies & Co., 2009-R3 2A2	2.748%	11/26/34	4,040,045	3,080,534	(a)(b)(c)(d)
Jefferies & Co., 2009-R6 6A2	2.617%	10/26/35	2,981,788	2,565,671	(a)(b)(c)
JPMorgan Alternative Loan Trust, 2006-A4 A7	3.783%	9/25/36	1,051,755	689,286	(a)(c)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,394,504	901,466	(a)(c)
JPMorgan Alternative Loan Trust, 2007-A1 3A1	2.585%	3/25/37	872,724	688,281	(a)
JPMorgan Mortgage Acquisition Corp., 2007-CH3 M3, IO	0.522%	3/25/37	2,540,000	295,450	(a)
JPMorgan Mortgage Trust, 2005-A6 3A3	2.769%	9/25/35	1,100,000	1,040,526	(a)(c)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,653,416	1,470,669	(c)
JPMorgan Mortgage Trust, 2007-S2 3A2	6.000%	6/25/37	208,468	197,759	(c)
JPMorgan Mortgage Trust, 2007-S2 3A3	6.500%	6/25/37	67,135	64,929	(c)
Lehman ABS Corp. Home Equity Loan Trust, 2004-2 A	0.592%	6/25/34	219,367	207,623	(a)
Lehman Mortgage Trust, 2006-3 1A7, IO	5.248%	7/25/36	11,811,143	2,012,583	(a)
Lehman Mortgage Trust, 2006-3 2A1	0.512%	7/25/36	4,452,705	1,689,129	(a)
Lehman Mortgage Trust, 2006-3 2A2, IO	6.988%	7/25/36	5,027,778	1,341,670	(a)
Lehman Mortgage Trust, 2006-7 1A3, IO	5.198%	11/25/36	11,833,406	2,230,698	(a)
Lehman Mortgage Trust, 2006-7 3A2, IO	6.998%	11/25/36	8,385,346	2,492,603	(a)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.478%	2/25/37	13,618,848	3,624,084	(a)
Lehman XS Trust, 2005-9N 1A1	0.422%	2/25/36	1,718,374	1,495,559	(a)(c)
Lehman XS Trust, 2006-14N 3A2	0.272%	8/25/36	3,524,635	2,721,730	(a)(c)
Lehman XS Trust, 2006-19 A4	0.322%	12/25/36	1,391,582	963,353	(a)(c)
Lehman XS Trust, 2007-4N 1A2A	0.312%	3/25/47	4,581,037	3,456,461	(a)(c)
Lehman XS Trust, 2007-8H A1	0.282%	6/25/37	118,130	101,931	(a)(c)
MASTR Adjustable Rate Mortgages Trust, 2004-12 5A1	2.886%	10/25/34	249,571	238,483	(a)(c)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.179%	12/25/34	104,578	101,469	(a)(c)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.362%	4/25/46	436,283	336,800	(a)(c)
MASTR Adjustable Rate Mortgages Trust, 2006-2 4A1	2.629%	2/25/36	134,505	133,413	(a)(c)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	3,360,000	2,172,593
MASTR Asset-Backed Securities Trust, 2006-HE4 A3	0.302%	11/25/36	3,908,450	1,784,858	(a)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	1,050,154	1,083,710	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	275,848	284,993	(b)
MASTR Reperforming Loan Trust, 2005-1 1A4	7.500%	8/25/34	116,088	120,134	(b)
MASTR Reperforming Loan Trust, 2005-2 1A3	7.500%	5/25/35	17,394	17,238	(b)
MASTR Reperforming Loan Trust, 2006-2 1A1	4.811%	5/25/36	2,045,608	1,955,280	(a)(b)
Merrill Lynch Alternative Note Asset Trust, 2007-OAR1 A1	0.322%	2/25/37	2,945,667	2,748,879	(a)(c)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Merrill Lynch Mortgage Investors Trust, 2005-1 2A2	2.127%	4/25/35	$168,672	$165,645	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2005-A2 A3	2.470%	2/25/35	305,438	287,371	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2005-A2 A5	2.470%	2/25/35	581,622	584,503	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2006-A1 2A1	2.778%	3/25/36	109,076	76,595	(a)(c)
Morgan Stanley Capital Inc., 2003-NC10 M2	2.852%	10/25/33	695,767	612,377	(a)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 2A2	2.664%	8/25/34	632,857	631,261	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2004-7AR B1	2.681%	9/25/34	608,071	243,582	(a)
Morgan Stanley Mortgage Loan Trust, 2005-5AR 4A1	7.409%	9/25/35	4,365,341	3,471,625	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2006-1AR 1AX, IO	3.597%	2/25/36	13,883,828	1,382,017	(a)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.412%	3/25/36	2,102,996	1,626,131	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.222%	6/25/36	362,435	188,396	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2007-05AX 2A3	0.382%	2/25/37	1,669,924	968,180	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2007-15AR 4A1	4.709%	11/25/37	1,790,517	1,357,828	(a)(c)
New Century Home Equity Loan Trust, 2004-3 M3	1.217%	11/25/34	1,581,228	1,372,568	(a)
Nomura Asset Acceptance Corp., 2004-R3 B2	6.766%	2/25/35	852,410	9	(b)
Nomura Resecuritization Trust, 2010-4RA 1A2	2.469%	8/26/34	2,900,000	2,432,256	(a)(b)(c)
Popular ABS Mortgage Pass-Through Trust, 2004-4 M2	4.865%	9/25/34	1,695,630	1,556,728
Popular ABS Mortgage Pass-Through Trust, 2005-5 MV1	0.590%	11/25/35	2,449,699	2,230,696	(a)
Popular ABS Mortgage Pass-Through Trust, 2006-D A3	0.412%	11/25/46	2,450,000	2,142,476	(a)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	3,584,145	3,600,435	(b)(c)
Provident Bank Home Equity Loan Trust, 2000-2 A1	0.692%	8/25/31	1,773,508	1,519,576	(a)
RAAC, 2007-RP3 A	0.532%	10/25/46	2,288,577	1,979,225	(a)(b)
RAAC Series, 2006-RP3 A	0.422%	5/25/36	798,002	711,564	(a)(b)
RAAC Series, 2007-RP2 A	0.852%	2/25/46	1,267,585	1,121,540	(a)(b)
Renaissance Home Equity Loan Trust, 2004-3 M1	5.157%	11/25/34	1,097,237	992,975
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	640,000	485,437
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.392%	8/25/36	1,584,715	880,491	(a)
Renaissance Home Equity Loan Trust, 2007-1 AF3	5.612%	4/25/37	2,927,823	1,683,478
Renaissance Home Equity Loan Trust, 2007-2 AF1	5.893%	6/25/37	2,669,261	1,526,040
Renaissance Home Equity Loan Trust, 2007-2 AF2	5.675%	6/25/37	459,994	254,789
Renaissance Home Equity Loan Trust, 2007-2 AF5	6.203%	6/25/37	1,978,467	1,187,185
Renaissance Home Equity Loan Trust, 2007-2 AF6	5.879%	6/25/37	3,327,978	1,902,611
Renaissance Home Equity Loan Trust, 2007-3 AF3	7.238%	9/25/37	1,762,737	1,176,796
Residential Accredit Loans Inc., 2005-QA3 CB4	3.275%	3/25/35	3,223,927	2,204,741	(a)(c)
Residential Accredit Loans Inc., 2006-QA01 A11	3.234%	1/25/36	898,334	713,962	(a)(c)
Residential Accredit Loans Inc., 2006-QA01 A31	4.263%	1/25/36	2,354,606	1,823,468	(a)(c)
Residential Accredit Loans Inc., 2006-QA04 A	0.332%	5/25/36	588,824	465,461	(a)(c)
Residential Accredit Loans Inc., 2006-QA10 A2	0.332%	12/25/36	1,114,970	837,646	(a)(c)

See Notes to Financial Statements.

10	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Residential Accredit Loans Inc., 2006-QO1 3A1	0.422%	2/25/46	$4,246,032	$2,939,392	(a)(c)
Residential Accredit Loans Inc., 2006-QO2 A2	0.422%	2/25/46	2,685,824	1,354,065	(a)
Residential Accredit Loans Inc., 2006-QO3 A1	0.362%	4/25/46	5,119,659	2,605,942	(a)(c)
Residential Accredit Loans Inc., 2006-QO3 A2	0.412%	4/25/46	1,747,887	900,901	(a)(c)
Residential Accredit Loans Inc., 2006-QO3 A3	0.482%	4/25/46	2,446,623	1,244,949	(a)(c)
Residential Accredit Loans Inc., 2006-QS13 1A2, IO	7.008%	9/25/36	1,269,803	293,457	(a)
Residential Accredit Loans Inc., 2007-QA2 A1	0.282%	2/25/37	597,630	511,911	(a)(c)
Residential Accredit Loans Inc., 2007-QS1 2A1, IO	6.488%	1/25/37	5,902,336	1,208,698	(a)
Residential Asset Mortgage Products Inc., 2002-RS4 AII	0.792%	8/25/32	359,074	333,143	(a)
Residential Asset Mortgage Products Inc., 2004-RZ4 M7	2.652%	12/25/34	275,812	233,997	(a)(c)
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	1,206,958	1,251,657
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	138,745	131,741
Residential Asset Mortgage Products Inc., 2005-RZ2 M6	1.402%	5/25/35	2,841,673	525,202	(a)
Residential Asset Mortgage Products Inc., 2005-SL2 A5	8.000%	10/25/31	357,710	367,605
Residential Asset Securities Corp., 2003-KS9 A2B	0.790%	11/25/33	1,196,628	993,496	(a)
Residential Asset Securitization Trust, 2005-A13 1A3	0.622%	10/25/35	283,804	218,352	(a)(c)
Residential Asset Securitization Trust, 2005-A5 A1	0.452%	5/25/35	44,157	44,178	(a)(c)
Residential Asset Securitization Trust, 2005-A7 A2, IO	7.098%	6/25/35	4,048,019	837,209	(a)
Residential Asset Securitization Trust, 2006-A1 1A6	0.652%	4/25/36	2,814,529	1,929,055	(a)(c)
Residential Asset Securitization Trust, 2006-A1 1A7, IO	5.348%	4/25/36	5,833,220	932,700	(a)
Residential Asset Securitization Trust, 2007-A2 1A1	6.000%	4/25/37	507,835	457,888	(c)
Residential Funding Mortgage Securities I, 2005-SA3 1A	2.768%	8/25/35	4,552,435	3,714,113	(a)(c)
Residential Funding Mortgage Securities I, 2006-SA2 4A1	5.864%	8/25/36	727,946	663,054	(a)(c)
Residential Funding Mortgage Securities II, 2005-HI2 M7	5.810%	5/25/35	674,718	651,102	(c)
Residential Funding Mortgage Securities II Inc., 2004-HS1 AI6	3.640%	3/25/34	133,744	133,978	(a)(c)
Saxon Asset Securities Trust, 2007-3 2A1	0.372%	9/25/47	1,181,258	1,140,149	(a)
Sequoia Mortgage Trust, 2007-1 2A1	2.439%	2/20/47	2,128,835	1,865,897	(a)(c)
Structured ARM Loan Trust, 2004-07 A3	0.887%	6/25/34	241,346	229,214	(a)(c)
Structured ARM Loan Trust, 2004-16 1A2	2.470%	11/25/34	777,209	738,464	(a)(c)
Structured ARM Loan Trust, 2004-18 1A2	2.454%	12/25/34	808,994	781,196	(a)(c)
Structured ARM Loan Trust, 2005-01 1A1	2.522%	2/25/35	1,669,168	1,590,711	(a)(c)
Structured ARM Loan Trust, 2005-04 1A1	2.444%	3/25/35	350,637	321,896	(a)(c)
Structured ARM Loan Trust, 2005-04 3A1	2.508%	3/25/35	126,898	125,848	(a)(c)
Structured ARM Loan Trust, 2005-04 5A	4.570%	3/25/35	384,623	362,808	(a)(c)
Structured ARM Loan Trust, 2005-07 1A3	2.460%	4/25/35	185,605	181,828	(a)(c)
Structured ARM Loan Trust, 2005-12 3A1	2.386%	6/25/35	199,813	188,841	(a)(c)
Structured ARM Loan Trust, 2005-15 1A1	2.509%	7/25/35	454,015	368,754	(a)(c)
Structured ARM Loan Trust, 2005-20 4A2	5.336%	10/25/35	1,755,256	190,517	(a)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Structured ARM Loan Trust, 2005-21 6A3	4.952%	11/25/35	$4,300,000	$3,548,020	(a)(c)
Structured ARM Loan Trust, 2006-4 4A1	4.750%	5/25/36	538,082	414,463	(a)(c)
Structured ARM Loan Trust, 2006-8 3A5	4.435%	9/25/36	2,296,635	1,843,061	(a)(c)
Structured ARM Loan Trust, 2007-1 2A3	4.631%	2/25/37	1,531,386	1,174,758	(a)(c)
Structured ARM Loan Trust, 2007-5 2A2	2.548%	6/25/37	1,128,704	576,769	(a)(c)
Structured ARM Loan Trust, 2007-7 1A1	0.452%	8/25/37	2,035,099	1,710,021	(a)(c)
Structured Asset Investment Loan Trust, 2004-8 M7	2.927%	9/25/34	138,985	82,072	(a)
Structured Asset Investment Loan Trust, 2004-8 M9	3.902%	9/25/34	318,981	72,403	(a)
Structured Asset Mortgage Investments Inc., 2006-AR5 4A1	0.372%	5/25/46	805,777	480,749	(a)(c)
Structured Asset Securities Corp., 1999-RF1 A	6.130%	10/15/28	928,894	884,794	(a)(b)
Structured Asset Securities Corp., 2004-20 5A1	6.250%	11/25/34	287,761	296,977	(c)
Structured Asset Securities Corp., 2004-NP1 A	0.952%	9/25/33	223,768	221,234	(a)(b)(c)
Structured Asset Securities Corp., 2005-4XS 3M3	5.056%	3/25/35	1,066,256	11
Structured Asset Securities Corp., 2005-5 2A2	5.500%	4/25/35	374,357	375,623	(c)
Structured Asset Securities Corp., 2005-RF1 A	0.502%	3/25/35	108,306	91,792	(a)(b)(c)
Structured Asset Securities Corp., 2005-RF2 A	0.502%	4/25/35	1,019,505	855,571	(a)(b)
Structured Asset Securities Corp., 2006-RF3 1A1, PAC-11	6.000%	10/25/36	1,583,356	1,591,976	(b)
Structured Asset Securities Corp., 2006-RF4 2A2	6.000%	10/25/36	2,741,615	866,587	(b)
Voyager Countywide Delaware Trust, 2009-1 3QB1, IO	0.404%	3/16/30	1,204,867	1,026,088	(a)(b)
Wachovia Mortgage Loan Trust LLC, 2005-B 2A2	2.611%	10/20/35	86,640	83,414	(a)(c)
Wachovia Mortgage Loan Trust LLC, 2006-ALT1 A2	0.330%	1/25/37	820,209	576,776	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2004-AR10 A3	0.702%	7/25/44	126,471	120,978	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2005-09 5A4	34.819%	11/25/35	165,244	237,031	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2005-10 2A3	1.052%	11/25/35	301,235	226,357	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR05 A5	2.385%	5/25/35	128,816	129,063	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR05 A6	2.385%	5/25/35	550,000	550,740	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.642%	10/25/45	542,663	474,507	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR18 2A1	2.527%	1/25/36	899,828	793,840	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR10 A1	0.252%	12/25/36	735,041	464,760	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR15 2A1B	2.201%	11/25/46	978,733	557,311	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR16 2A2	2.041%	12/25/36	489,734	423,604	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR18 1A1	1.850%	1/25/37	59,904	53,147	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 4A1	2.376%	3/25/37	207,647	198,390	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 1A1	2.356%	7/25/37	223,143	178,957	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 3A1	3.936%	7/25/37	366,445	322,607	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2007-OA2 2A	1.951%	3/25/47	260,111	211,290	(a)(c)

See Notes to Financial Statements.

12	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	0.893%	4/25/47	$1,403,152	$1,172,380	(a)(c)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO	5.308%	3/25/37	8,289,069	1,244,309	(a)(f)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR2 2A2	2.614%	3/25/35	212,929	218,494	(a)(c)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 3A2	2.615%	4/25/36	69,178	67,053	(a)(c)
Total Residential Mortgage-Backed Securities (Cost — $299,593,491)				336,221,024
Asset-Backed Securities — 8.6%
BCMSC Trust, 1998-B A	6.530%	10/15/28	1,082,290	1,135,059	(a)
BCMSC Trust, 1999-A A3	5.980%	1/15/18	615,896	621,067	(a)
BCMSC Trust, 1999-A A4	6.475%	11/15/25	3,298,011	3,387,065	(a)
Bear Stearns Asset Backed Securities I Trust, 2004-BO1 M9B	4.152%	10/25/34	374,413	346,075	(a)
Countrywide Home Equity Loan Trust, 2004-B 1A	0.372%	2/15/29	1,032,065	906,000	(a)(c)
Countrywide Home Equity Loan Trust, 2004-E 2A	0.412%	6/15/29	10,073	9,726	(a)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 M1	5.647%	10/25/36	500,000	490,335	(b)
Firstfed Corp. Manufactured Housing Contract, 1997-2 B	8.110%	5/15/24	530,000	579,503	(b)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	1,354,726	1,367,781	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.534%	6/19/29	725,000	642,505	(a)(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.649%	2/20/30	1,025,000	908,588	(a)(c)
Greenpoint Manufactured Housing, 2000-4 A3	2.152%	8/21/31	25,000	23,703	(a)(c)(d)
Greenpoint Manufactured Housing, 2001-2 IA2	3.650%	2/20/32	800,000	738,194	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.656%	3/13/32	1,050,000	953,374	(a)
GSAA Home Equity Trust, 2005-11 2A2	0.472%	10/25/35	3,725,644	2,809,978	(a)(c)
Oakwood Mortgage Investors Inc., 2001-E A2	5.050%	12/15/31	3,477,753	3,073,700
Origen Manufactured Housing, 2006-A A2	2.246%	10/15/37	2,656,768	2,346,801	(a)(c)
Origen Manufactured Housing, 2007-A A2	2.109%	4/15/37	2,776,084	2,483,092	(a)(c)
Total Asset-Backed Securities (Cost — $21,048,789)				22,822,546
Commercial Mortgage-Backed Securities — 6.4%
COBALT CMBS Commercial Mortgage Trust, 2007-C3 AJ	5.965%	5/15/46	830,000	855,784	(a)
Commercial Mortgage Pass-Through Certificates, 2006-C8 AJ	5.377%	12/10/46	1,550,000	1,570,173
Credit Suisse Commercial Mortgage Trust, 2007-C2 AJ	5.749%	1/15/49	1,190,000	1,207,301	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.363%	4/25/20	1,888,057	97,728	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.816%	6/25/20	840,203	63,311	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K034 X3, IO	1.783%	9/25/41	10,200,000	1,321,150	(a)(c)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Commercial Mortgage-Backed Securities — continued
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	$2,000,000	$1,956,139	(a)
GS Mortgage Securities Corp., 2010-C1 X, IO	1.649%	8/10/43	15,249,328	1,018,922	(a)(b)(c)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	380,000	394,073
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-CB16 AJ	5.623%	5/12/45	380,000	390,891
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.057%	4/15/45	380,000	395,133	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,070,000	944,775
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	420,000	380,848	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	640,000	640,953	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2013-C16 XC, IO	1.431%	12/15/46	20,750,000	1,681,829	(a)(b)
LB-UBS Commercial Mortgage Trust, 2007-C6 AJ	6.329%	7/15/40	1,860,000	1,951,192	(a)
ML-CFC Commercial Mortgage Trust, 2006-3 AJ	5.485%	7/12/46	380,000	391,513	(a)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	1,470,000	1,433,803	(a)
ML-CFC Commercial Mortgage Trust, 2007-9 AJA	6.222%	9/12/49	400,000	390,100	(a)
Total Commercial Mortgage-Backed Securities (Cost — $16,397,258)				17,085,618
Corporate Bonds & Notes — 8.8%
Consumer Discretionary — 1.2%
Household Durables — 1.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	3,000,000	3,371,250	(e)
Consumer Staples — 0.2%
Food & Staples Retailing — 0.2%
CVS Corp., Pass-Through Trust	9.350%	1/10/23	480,000	570,779	(b)(c)
Industrials — 1.5%
Airlines — 0.9%
Air 2 US, Notes	8.027%	10/1/19	139,431	147,797	(b)(c)
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	1,174,560	1,215,669	(b)(c)
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	951,101	993,901	(c)
Total Airlines				2,357,367
Trading Companies & Distributors — 0.6%
Noble Group Ltd., Senior Notes	6.750%	1/29/20	1,400,000	1,589,000	(e)(g)
Total Industrials				3,946,367
Materials — 4.8%
Construction Materials — 1.1%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	2,560,000	3,024,000	(b)(e)

See Notes to Financial Statements.

14	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — 3.7%
Evraz Group SA, Notes	6.750%	4/27/18	$2,800,000	$2,789,500	(b)(e)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	3,000,000	2,773,071	(e)
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,100,000	2,636,584	(e)
Vedanta Resources PLC, Senior Bonds	8.250%	6/7/21	1,350,000	1,517,906	(e)(g)
Total Metals & Mining				9,717,061
Total Materials				12,741,061
Telecommunication Services — 1.1%
Wireless Telecommunication Services — 1.1%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,650,000	2,901,750	(e)(g)
Total Corporate Bonds & Notes (Cost — $23,298,832)				23,531,207
Total Investments — 149.9% (Cost — $360,338,370#)				399,660,395
Liabilities in Excess of Other Assets — (49.9)%				(132,958,727)
Total Net Assets — 100.0%				$266,701,668

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 6).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(f)	Illiquid security.

(g)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
IO	— Interest Only
PAC	— Planned Amortization Class

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report	15

Statement of assets and liabilities (unaudited)

June 30, 2014

Assets:
Investments in securities, at value (Cost — $360,338,370)	$399,660,395
Interest receivable	1,793,109
Receivable for principal paydown	317,296
OTC swaps, at value (premiums paid — $736,101)	189,929
Receivable for securities sold	50,000
Deposits with brokers for open futures contracts	10,003
Prepaid expenses	15,207
Total Assets	402,035,939

Liabilities:
Loan payable (Note 6)	116,700,000
Payable for open reverse repurchase agreements (Note 3)	17,758,401
Investment management fee payable	326,622
Due to custodian	181,983
Interest payable (Notes 3 and 6)	145,205
Directors’ fees payable	1,361
Payable to broker — variation margin on open futures contracts	703
Payable for open OTC swap contracts	535
Accrued expenses	219,461
Total Liabilities	135,334,271
Total Net Assets	$266,701,668

Net Assets:
Par value ($0.001 par value; 10,410,638 shares issued and outstanding; 100,000,000 shares authorized)	$10,411
Paid-in capital in excess of par value	197,649,291
Undistributed net investment income	5,518,916
Accumulated net realized gain on investments, futures contracts and swap contracts	24,744,987
Net unrealized appreciation on investments, futures contracts and swap contracts	38,778,063
Total Net Assets	$266,701,668

Shares Outstanding	10,410,638

Net Asset Value	$25.62

See Notes to Financial Statements.

16	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2014

Investment Income:
Interest	$13,320,742

Expenses:
Investment management fee (Note 2)	1,929,883
Interest expense (Notes 3 and 6)	655,513
Audit and tax	98,372
Legal fees	30,186
Directors’ fees	24,283
Shareholder reports	16,206
Transfer agent fees	14,532
Stock exchange listing fees	14,125
Fund accounting fees	12,560
Excise tax (Note 1)	10,104
Commitment fees (Note 6)	5,179
Insurance	3,025
Custody fees	1,853
Miscellaneous expenses	6,434
Total Expenses	2,822,255
Net Investment Income	10,498,487

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	7,770,438
Futures contracts	(5,195)
Swap contracts	(47,688)
Net Realized Gain	7,717,555
Change in Net Unrealized Appreciation (Depreciation) From:
Investment transactions	10,513,857
Futures contracts	(11,826)
Swap contracts	(94,073)
Change in Net Unrealized Appreciation (Depreciation)	10,407,958
Net Gain on Investments, Futures Contracts and Swap Contracts	18,125,513
Increase in Net Assets From Operations	$28,624,000

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report	17

Statements of changes in net assets

For the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	2014	2013

Operations:
Net investment income	$10,498,487	$15,012,336
Net realized gain	7,717,555	15,892,622
Change in net unrealized appreciation (depreciation)	10,407,958	6,495,802
Increase in Net Assets From Operations	28,624,000	37,400,760

Distributions to Shareholders From (Note 1):
Net investment income	(9,473,680)	(16,888,488)
Net realized gains	—	(21,618,730)
Decrease in Net Assets From Distributions to Shareholders	(9,473,680)	(38,507,218)

Fund Share Transactions:
Reinvestment of distributions (0 and 10,423 shares issued, respectively)	—	251,154
Increase in Net Assets From Fund Share Transactions	—	251,154
Increase (Decrease) in Net Assets	19,150,320	(855,304)

Net Assets:
Beginning of period	247,551,348	248,406,652
End of period*	$266,701,668	$247,551,348
*Includes undistributed net investment income of:	$5,518,916	$4,494,109

See Notes to Financial Statements.

18	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2014

Increase (Decrease) in Cash: Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$28,624,000
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(61,122,567)
Sales of portfolio securities	64,168,464
Net amortization of premium (accretion of discount)	(2,732,995)
Increase in interest receivable	(265,423)
Decrease in receivable from broker — variation margin on open futures contracts	750
Increase in prepaid expenses	(4,136)
Increase in receivable from principal paydown	(266,965)
Decrease in deposits with brokers for open futures contracts	360
Decrease in net premiums paid for OTC swap contracts	30,903
Decrease in payable for open OTC swap contracts	(109)
Decrease in investment management fee payable	(2,171)
Increase in Directors’ fees payable	1,361
Increase in interest payable	6,349
Decrease in accrued expenses	(421,669)
Increase in payable to broker — variation margin on open futures contracts	703
Net realized gain on investments	(7,770,438)
Change in unrealized appreciation of investments and OTC swap contracts	(10,419,784)
Net Cash Provided by Operating Activities*	9,826,633

Cash Flows from Financing Activities:
Distributions paid on common stock	(17,405,545)
Due to custodian	181,983
Increase in payable for reverse repurchase agreements	2,881,684
Net Cash Used in Financing Activities	(14,341,878)
Net Decrease in Cash	(4,515,245)
Cash at Beginning of Period	4,515,245
Cash at End of Period	$—

*	Included in operating expenses is cash of $654,371 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report	19

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2014[1,2]	2013[1]	2012	2011	2010[3]

Net asset value, beginning of period	$23.78	$23.88	$19.01	$21.98	$19.06 [4]

Income (loss) from operations:
Net investment income	1.01	1.44	1.68	2.21	1.77
Net realized and unrealized gain (loss)	1.74	2.16	6.07	(3.26)	2.27
Total income (loss) from operations	2.75	3.60	7.75	(1.05)	4.04

Less distributions from:
Net investment income	(0.91) [5]	(1.62)	(1.80)	(1.92)	(1.12)
Net realized gains	—	(2.08)	(1.08)	—	—
Total distributions	(0.91)	(3.70)	(2.88)	(1.92)	(1.12)

Net asset value, end of period	$25.62	$23.78	$23.88	$19.01	$21.98

Market price, end of period	$24.60	$23.18	$24.21	$19.61	$21.60
Total return, based on NAV[6,7]	11.75%	15.65%	42.32%	(5.07)%	21.81%
Total return, based on Market Price[8]	10.31%	12.14%	40.09%	(0.35)%	14.08%

Net assets, end of period (000s)	$266,702	$247,551	$248,407	$197,289	$227,834

Ratios to average net assets:
Gross expenses	2.20%[9]	2.33%	1.89%[10]	2.24%[10]	2.04%[9,10]
Net expenses[11]	2.20 [9]	2.33	1.89 [10]	2.24 [10]	2.04 [9,10]
Net investment income	8.19 [9]	5.83	7.53	10.29	10.27 [9]

Portfolio turnover rate	16%	32%	46%	13%	18%

Supplemental data:
Loans Outstanding, End of Period (000s)	$116,700	$116,700	$30,000	—	—
Asset Coverage for Loan Outstanding	329%	312%	927%	—	—
Weighted Average Loan (000s)	$116,700	$112,256	$32,720	—	—
Weighted Average Interest Rate on Loans	1.00%	1.04%	1.08%	—	—

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]	For the period February 24, 2010 (commencement of operations) to December 31, 2010.

[4]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the current fiscal year.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012 the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]	Does not include expenses of PPIP Limited Partnership in which the Fund invested.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on December 11, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”), consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The Fund intends to liquidate and distribute substantially all of the Fund’s net assets to shareholders on or about March 1, 2022.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Residential mortgage-backed securities	—	$332,941,545	$3,279,479	$336,221,024
Asset-backed securities	—	22,822,546	—	22,822,546
Commercial mortgage-backed securities	—	17,085,618	—	17,085,618
Corporate bonds & notes	—	23,531,207	—	23,531,207
Total long-term investments	—	$396,380,916	$3,279,479	$399,660,395
Other financial instruments:
Futures contracts	$2,210	—	—	$2,210
OTC credit default swaps on credit indices —buy protection‡	—	$189,929	—	189,929
Total other financial instruments	$2,210	$189,929	—	$192,139
Total	$2,210	$396,570,845	$3,279,479	$399,852,534

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Residential Mortgage-Backed Securities
Balance as of December 31, 2013	—
Accrued premiums/discounts	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3[1]	$3,279,479
Transfers out of Level 3	—
Balance as of June 30, 2014	$3,279,479
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2014	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures

24	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report

contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage directly at the Fund level through borrowings, including loans from certain financial institutions or through a qualified government sponsored program, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and possibly through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33 1/3% of the Fund’s Total Assets immediately after such Borrowings and/or issuances of Preferred Stock. “Total Assets” means net assets of the Fund plus the amount of any Borrowings and assets attributable to Preferred Stock that may be outstanding. Currently, the Fund has no intention to issue notes or debt securities or Preferred Stock. In addition, the Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations.

(f) Mortgage-backed securities. Mortgage-Backed Securities (“MBS”) include CMBS and RMBS. These securities depend on payments (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily from the cash flow from secured commercial or residential mortgage loans made to borrowers. Such loans are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by commercial or residential real estate, the proceeds of which are used to purchase and or to construct commercial or residential real estate. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment,

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

26	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. At June 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

28	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $10,104 of federal excise taxes attributable to calendar year 2013 in March 2014.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2014 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily managed assets. Managed Assets are net assets plus the proceeds of any outstanding borrowings used for leverage.

During periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets including those investments purchased with borrowings.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.70% of the Fund’s daily Managed Assets that the subadviser allocates to Western Asset Limited to manage.

30	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$61,122,567	—
Sales	63,157,875	$1,010,589

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$43,427,089
Gross unrealized depreciation	(4,105,064)
Net unrealized appreciation	$39,322,025

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$14,238,661	0.93%	$17,760,162

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.65% to 1.75% during the six months ended June 30, 2014. Interest expense incurred on reverse repurchase agreements totaled $66,287.

At June 30, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Credit Suisse	0.65%	6/24/2013	TBD*	$2,095,380
Credit Suisse	0.75%	6/24/2013	TBD*	1,990,450
Credit Suisse	0.65%	10/23/2013	TBD*	1,771,875
Deutsche Bank	0.75%	3/6/2014	TBD*	1,101,600
Deutsche Bank	0.75%	3/6/2014	TBD*	2,421,760
Barclays Capital Inc.	0.85%	6/18/2014	7/18/2014	2,486,250
Barclays Capital Inc.	0.98%	6/19/2014	9/19/2014	992,342
Barclays Capital Inc.	0.98%	6/19/2014	9/19/2014	630,494
Credit Suisse	0.85%	6/19/2014	TBD*	2,217,600
Credit Suisse	0.65%	6/19/2014	TBD*	1,436,400
Credit Suisse	0.65%	6/19/2014	TBD*	614,250
				$17,758,401

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

On June 30, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $22,416,944.

At June 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	10	9/14	$1,196,819	$1,194,609	$2,210

At June 30, 2014, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICIES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[3]	Upfront Premiums Paid	Unrealized Depreciation
Barclays Capital Inc. (Markit CMBX.1.2006-1 AAA Index)	$18,787,862	10/12/52	0.100% monthly	$67,425	$267,459	$(200,034)
Barclays Capital Inc. (Markit CMBX.2.2006-2 AAA Index)	19,059,328	3/15/49	0.070% monthly	122,504	468,642	(346,138)
Total	$37,847,190			$189,929	$736,101	$(546,172)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

At June 30, 2014, the Fund held collateral received from Barclays Capital Inc. in the amount of $393,647 on OTC credit default swap contracts valued at $189,929. Net exposure to the counterparty was $(203,718). Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

32	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$2,210	—	$2,210
OTC swap contracts[3]	—	$189,929	189,929
Total	$2,210	$189,929	$192,139

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$(5,195)	—	$(5,195)
Swap contracts	—	$(47,688)	(47,688)
Total	$(5,195)	$(47,688)	$(52,883)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$(11,826)	—	$(11,826)
Swap contracts	—	$(94,073)	(94,073)
Total	$(11,826)	$(94,073)	$(105,899)

During the six months ended June 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$1,025,402

Average Notional Balance
Credit default swap contracts (to buy protection)	$38,351,595

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
OTC swap contracts	$189,929	$(189,929)	—

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$703	$(703)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to June 30, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
7/18/2014	7/25/2014	$0.1600
8/22/2014	8/29/2014	$0.1600
9/19/2014	9/26/2014	$0.1600
10/24/2014	10/31/2014	$0.1600
11/21/2014	11/28/2014	$0.1600

6. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Company that allows the Fund to borrow up to an aggregate amount of $127,000,000 and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee up to an annual rate of 0.10% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on the one-month LIBOR, plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of State Street Bank and Trust Company. Interest expense related to the loan for the six months ended June 30, 2014 was $589,226. For the six months ended June 30, 2014, the Fund incurred commitment fees in the amount of $5,179. At June 30, 2014, the Fund had $116,700,000 of borrowings outstanding per this credit agreement. For the six months ended June 30, 2014, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $116,700,000 and the weighted average interest rate was 1.00%.

34	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Additional shareholder information (unaudited)

Results of annual meeting shareholders

The Annual Meeting of Shareholders of Western Asset Mortgage Defined Opportunity Fund Inc. was held on April 25, 2014, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	9,405,801	66,040
Daniel P. Cronin	9,387,730	84,111
Paolo M. Cucchi	9,347,493	124,348
Kenneth D. Fuller	9,327,705	144,136

At June 30, 2014, in addition to Carol L. Colman, Daniel P. Cronin, Paolo M. Cucchi and Kenneth D. Fuller the other Directors of the Fund were as follows:

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

*	Mr. Salacuse retired from the Board of Directors, effective June 30, 2014.

Western Asset Mortgage Defined Opportunity Fund Inc.	35

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of

(a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or

(b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

36	Western Asset Mortgage Defined Opportunity Fund Inc.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the amendment or supplement is to be effective. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Mortgage Defined Opportunity Fund Inc.	37

Western Asset

Mortgage Defined Opportunity Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Mortgage Defined Opportunity Fund Inc.

620 Eight Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

DMO

*	Mr. Salacuse retired from the Board of Directors, effective June 30, 2014.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Mortgage Defined Opportunity Fund Inc.

Western Asset Mortgage Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Mortgage Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX012835 8/14 SR14-2288

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8(b)	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

On or about March 31, 2014, S. Kenneth Leech became part of the portfolio management team of the Fund.

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since March 31, 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of June 30, 2014.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech*‡	Other Registered Investment Companies	104	$195.3 billion	None	None
	Other Pooled Vehicles	239	$93.4 billion	10	$2.1 billion
	Other Accounts	677	$179.8 billion	54	$17.2 billion

*	On or about March 31, 2014, Mr. Leech joined the portfolio management team of the fund and the portfolio management teams having investment responsibility for other registered investment companies, other pooled investment vehicles and other accounts. Information in this table relating to Mr. Leech reflects the assets under management of these additional registered investment companies, other pooled investment vehicles and other accounts as of March 31, 2014.
‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of June 30, 2014.

Investment Professional	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Mortgage Defined Opportunity Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 25, 2014